UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 3, 2008

                   Jupiter Marine International Holdings, Inc.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


             Florida                     0-26617                  65-0794113
             -------                     -------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

 1103 12th Avenue East, Palmetto, Florida                           34221
 ----------------------------------------                           -----
 (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (941) 729-5000


           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

         On January 3, 2008, the Company terminated the Acquisition Agreement and Plan of Merger by and among the Company, Jupiter Marine Sub Corp. and Diamond Information Institute, Inc. dated July 3, 2007. The merger agreement has been abandoned by the Company pursuant to Section 6.1(a) thereof, which provided for the abandonment of the merger by the Company in the event the merger was not completed on or before December 31, 2007. Pursuant to the termination of the merger agreement, the Company has also terminated the Share Exchange Agreement dated July 3, 2007 and all other transactions related thereto.

Item 9.01. Financial Statements and Exhibits

(c)      Exhibits

         2.1  Share Exchange Agreement dated July 3, 2007 (1)

         2.2  Merger Agreement dated July 3, 2007 (1)

(1) previously filed on Form 8-K Current Report dated July 3, 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 3, 2008                JUPITER MARINE INTERNATIONAL HOLDINGS, INC.

                                     BY:  /s/ CARL HERNDON
                                          --------------------------------------
                                         Carl Herndon, Chief Executive Officer